                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-12

                                Net4Music, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

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

                                 NET4 MUSIC INC.

                                   ----------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                   ----------

     A Special Meeting of Shareholders of Net4Music Inc. will be held on Wednesday, December 19, 2001, at 10:00 a.m. (Minneapolis time), at the offices of Fredrikson & Byron in the Pipestone Conference Room on the 13th Floor of the International Centre, 900 Second Avenue South, Minneapolis, Minnesota, for the following purposes:

     1. To ratify and approve the private sale by the Company of up to 2,341,592 shares of Common Stock.

     2. To consider and act upon such other matters as may properly come before the meeting and any adjournments thereof.

     Only shareholders of record at the close of business on November 21, 2001, are entitled to notice of and to vote at the meeting or any adjournment thereof.

     Your vote is important. We ask that you complete, sign, date and return the enclosed proxy in the envelope provided for your convenience. The prompt return of proxies will save the Company the expense of further requests for proxies.


                                       BY ORDER OF THE BOARD OF DIRECTORS



                                       Philip Sean Lafleur
                                       Chairman of the Board

Eden Prairie, Minnesota
November 28, 2001

                                 NET4MUSIC INC.

                         SPECIAL MEETING OF SHAREHOLDERS
                                DECEMBER 19, 2001


                                   ----------

                                 PROXY STATEMENT

                                   ----------


                                  INTRODUCTION

       Your Proxy is solicited by the Board of Directors of Net4Music Inc. ("the Company") for use at a Special Meeting of Shareholders to be held on December 19, 2001, at the location and for the purposes set forth in the Notice of Meeting, and at any adjournment thereof.

        The cost of soliciting proxies, including the preparation, assembly and mailing of the proxies and soliciting material, as well as the cost of forwarding such material to beneficial owners of stock, will be borne by the Company. Directors, officers and regular employees of the Company may, without compensation other than their regular remuneration, solicit proxies personally or by telephone.

        Any shareholder giving a proxy may revoke it at any time prior to its use at the meeting by giving written notice of such revocation to the Secretary of the Company. Proxies not revoked will be voted in accordance with the choice specified by shareholders by means of the ballot provided on the proxy for that purpose. Proxies which are signed but which lack any such specification will, subject to the following, be voted in favor of the proposals set forth in the Notice of Meeting and in favor of the number and slate of directors proposed by the Board of Directors and listed herein. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. Abstentions, therefore, as to any proposal will have the same effect as votes against such proposal. If a broker returns a "non-vote" proxy, indicating a lack of voting instructions by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote proxy shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote required for approval of such matter.

        The mailing address of the principal executive office of the Company is 6210 Bury Drive, Eden Prairie, Minnesota 55346-1718. The Company expects that this Proxy Statement, the related proxy and Notice of Meeting will first be mailed to shareholders on or about November 28, 2001.

                      OUTSTANDING SHARES AND VOTING RIGHTS

        The Board of Directors of the Company has fixed November 21, 2001, as the record date for determining shareholders entitled to vote at the Special Meeting. Persons who were not shareholders on such date will not be allowed to vote at the Special Meeting. At the close of business on November 21, 2001, 20,893,472 shares of the Company's Common Stock were issued and outstanding. Of such outstanding shares, 2,298,394 may not vote on the proposal to approve the issuance of Common Stock and warrants described below in "Ratification and Approval of Issuance of Securities." The Common Stock is the only outstanding class of capital stock of the Company entitled to vote at the meeting. Each share of Common Stock is entitled to one vote on each matter to be voted upon at the meeting.

                             PRINCIPAL SHAREHOLDERS

        The following table provides information concerning persons known to the Company to be the beneficial owners of more than 5% of the Company's outstanding Common Stock as of November 21, 2001. Unless otherwise indicated, the shareholders listed in the table have sole voting and investment powers with respect to the shares indicated.

        NAME AND ADDRESS                  NUMBER OF SHARES                    PERCENT
       OF BENEFICIAL OWNER               BENEFICIALLY OWNED                 OF CLASS(1)
       -------------------               ------------------                 -----------
Viventures FCPR                              3,288,341(2)                      15.6%
  1, place Carpeaux
  92915 La Defense
  France

Benoist Grossman                             3,288,419(2)(3)                   15.6%
  1, place Carpeaux
  92915 La Defense
  France

Patrick Revenu                               2,136,157(2)(4)                    9.5%
  24, chemin Neuf
  69570 Dardilly
  France

BGL Investment Partners S.A.                 1,515,150(2)(5)                    7.0%
  1, rue des Coquelicots
  Luxembourg, L-1160
  Luxembourg

Benson K. Whitney                            1,834,162(2)(6)                    8.6%
  821 Marquette Avenue
  Minneapolis, MN 55402

J.M. Hixon Partners, LLC                     1,742,328(2)(7)                    8.2%
  821 Marquette Avenue
  Minneapolis, MN 55402

----------

(1) Shares not outstanding but deemed beneficially owned by virtue of the right of a person to acquire them as of November 21, 2001, or within sixty days of such date are treated as outstanding only when determining the percent owned by such individual and when determining the percent owned by a group.

(2) Amount shown includes the following shares which may not be voted on the proposal to approve issuance of the shares/warrants described below:
        Viventures FCPR/Benoist Grossman, 227,273 shares; Patrick Revenu, 150,000 shares; BGL Investment Partners, 757,575 shares; Benson K. Whitney/J.M. Hixon Partners, 378,788 shares.

(3) Includes 78 shares held by Viventures S.A. and 3,061,068 shares and a currently exercisable warrant to purchase 227,273 shares held by Viventures FCPR, venture funds of which Mr. Grossman is a partner. Mr. Grossman disclaims beneficial ownership of such shares.

(4) Includes: (i) 150,078 shares and currently exercisable warrants to purchase 150,000 shares held by PLS Ventures, (ii) 942,084 shares held by InnovaFrance FCPI, (iii) 479,647 shares held by InnovaFrance 99 FCPI and (iv) 414,348 shares held by Avenir Finance Partners. Of the total amount shown, 1,421,731 shares are not currently outstanding but may be acquired upon exercise of currently exercisable rights under a Put and Call Agreement (the "Put and Call") among the Company and certain shareholders and option holders of Net4Music S.A. Mr. Revenu is the managing partner of PLS Ventures and is affiliated with InnovaFrance and Avenir Finance Partners. Mr. Revenu disclaims beneficial ownership in the shares held by PLS Ventures, InnovaFrance and Avenir Finance Partners.

(5)     Includes currently exercisable warrants to purchase 757,575 shares.

(6) Includes: (i) 1,000 shares issuable pursuant to a currently exercisable warrant, (ii) 1,358,540 shares held by J.M. Hixon Partners, LLC ("Hixon Partners"), (iii) 383,788 shares issuable pursuant to currently exercisable options and warrants held by Hixon Partners, (iv) 65,834 shares held by Gideon Hixon Ventures ("Hixon Ventures") and (v) 7,500 shares issuable pursuant to a currently exercisable warrant held by Hixon Ventures. Mr. Whitney, as the managing member of Hixon Partners, has sole voting and dispositive power over the shares held by Hixon Partners, and has shared voting and dispositive powers over the shares held by Hixon Ventures.

(7) Includes 383,788 shares issuable pursuant to currently exercisable options and warrants.

                            MANAGEMENT SHAREHOLDINGS

        The following table sets forth the number of shares of Common Stock beneficially owned as of November 21, 2001, by each executive officer of the Company, by each director of the Company and by all directors and executive officers as a group. Unless otherwise indicated, the shareholders listed in the table have sole voting and investment powers with respect to the shares indicated.

           NAME OF BENEFICIAL                 NUMBER OF SHARES                     PERCENT
       OWNER OR IDENTITY OF GROUP            BENEFICIALLY OWNED                   OF CLASS(1)
       --------------------------            ------------------                   -----------
        Benoist Grossman                        3,288,419(2)                      15.6%
        Patrick Revenu                          2,136,157(3)                       9.5%
        Benson K. Whitney                       1,834,162(4)                       8.6%
        Francois J. Duliege                       732,712(5)                       3.4%
        Martin Velasco                            548,797(6)                       2.6%
        John W. Paulson                           485,508(7)                       2.2%
        Philippe Aubert                           406,948(8)                       1.9%
        Philip Sean Lafleur                       340,854(9)                       1.6%
        Barbara S. Remley                          73,750(10)                          *
        Timothy P. Bajarin                         21,083(11)                          *
        All current officers and directors
          as a group (10 persons)               9,868,390(12)                     40.3%


----------
*       Less than 1%

(1)     See footnote (1) to preceding table.

(2)     See footnote (3) to preceding table.

(3)     See footnote (4) to preceding table.

(4)     See footnote (6) to preceding table.

(5) Includes currently exercisable warrant to purchase 23,000 shares and 686,712 shares which may be acquired upon exercise of currently exercisable rights under the Put and Call.

(6) Includes (i) 31,200 shares which may be purchased upon exercise of options that are exercisable as of November 21, 2001 or within 60 days of such date, (ii) 31,287 shares held by Genevest Consulting S.A., of which Mr. Velasco is a director, and (iii) 410,552 shares and a currently exercisable warrant to purchase 75,758 shares held by International Sequoia Investments Ltd., of which he is a shareholder. Mr. Velasco disclaims beneficial ownership in the shares held by Genevest Consulting S.A.

(7) Includes 185,008 shares which may be purchased upon exercise of options that are exercisable as of November 21, 2001 or within 60 days of such date.

(8) Includes 367,554 shares and a currently exercisable warrant to purchase 39,394 shares held by FCPR Robertsau Investissement, of which Mr. Aubert is Directeur General. Mr. Aubert disclaims beneficial ownership in such shares and warrant.

(9) Includes currently exercisable warrant to purchase 76,000 shares and 188,854 shares which may be purchased upon exercise of options that are exercisable as of November 21, 2001 or within 60 days of such date.

(10) Includes currently exercisable warrant to purchase 7,500 shares and 48,750 shares which may be purchased upon exercise of options that are exercisable as of November 21, 2001 or within 60 days of such date.

(11) Such shares are not currently outstanding but may be purchased upon exercise of options that are exercisable as of November 21, 2001 or within 60 days of such date.

(12) Includes 1,466,108 shares which may be purchased upon exercise of options and warrants that are exercisable as of November 21, 2001 or within 60 days of such date and 2,108,443 shares that may be acquired upon exercise of currently exercisable rights under the Put and Call. Amount shown includes the following shares which may not be voted on the proposal to approve issuance of the shares/warrants described below:
        Benoist Grossman, 227,273 shares; Patrick Revenu, 150,000 shares; Philippe Aubert, 39,394 shares; Benson K. Whitney, 378,788 shares; Francois J. Duliege, 23,000 shares; Martin Velasco, 75,758 shares; Philip Sean Lafleur, 76,000 shares; Barbara S. Remley, 7,500 shares.


               RATIFICATION AND APPROVAL OF ISSUANCE OF SECURITIES

        GENERAL. On September 20, 2001, in order to provide funds for the Company's possible capital expenditures, product development and working capital, the Board of Directors of the Company authorized the private placement of a maximum of 3,030,303 shares of the Company's Common Stock at an offering price of $0.66 per share. The offering price was equal to the weighted average market price of the Company's Common Stock for the 30-day period ending on September 20, 2001. With each share purchased, an investor receives a warrant to purchase one share of Common Stock at an exercise price of $0.66 per share. Therefore, a total of 6,060,606 shares were authorized to be issued assuming exercise of all warrants issued to investors.

        Under the rules of the Nasdaq Stock Market, upon which the Company's Common Stock is traded, shareholder approval is required in connection with a sale by the Company of Common Stock (or securities exercisable for Common Stock) equal to 20% or more of the Common Stock then outstanding at a price which is less than the greater of book or market value of the stock. There were 18,595,078 shares of Common Stock outstanding immediately prior to the private placement. On September 27 and September 28, 2001, the Company sold an aggregate of 2,298,394 shares of Common Stock and warrants to purchase an aggregate of 2,298,394 shares of Common Stock, for a total of 4,596,788 shares/warrants, which equaled approximately 25% of the outstanding stock. On such dates, the closing prices per share of the Company's Common Stock were $0.51 and $0.40, respectively, and the book value of the Common Stock (stockholders' equity divided by shares outstanding) was approximately $1.57 per share. This triggers the Nasdaq requirement that shareholder approval be obtained for all shares and warrants sold which equal 20% or more of the Common Stock outstanding. Accordingly, approval is required for 2,341,592 shares/warrants authorized to be issued in the private placement.

        The issuance of the shares of Common Stock in the private placement, or upon exercise of the warrants issued to investors in the private placement, will have a dilutive effect upon the percentage of equity of the Company owned by present shareholders. Holders of the Company's Common Stock are not entitled to preemptive rights. The Warrants issued in the private placement are exercisable at a price of $0.66 per share at any time prior to September 29, 2005 and contain standard anti-dilution provisions.

        VOTE REQUIRED. The Board of Directors recommends that shareholders approve the issuance of up to 2,341,592 shares/warrants. Approval of the issuance of such securities requires the affirmative vote of the greater of (i) a majority of the shares represented at the meeting with authority to vote on such matter or (ii) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the meeting. A total of 2,298,394 shares issued in the private placement in September 2001 may not vote on the proposal.


                                 OTHER BUSINESS

        Management knows of no other matters to be presented at the meeting. If any other matter properly comes before the meeting, the appointees named in the proxies will vote the proxies in accordance with their best judgment.


                              SHAREHOLDER PROPOSALS

        Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the 2002 annual meeting of shareholders must be received by the Company by December 12, 2001, to be considered for inclusion in the Company's proxy statement and related proxy for the 2002 annual meeting.

        Also, if a shareholder proposal intended to be presented at the 2002 annual meeting but not included in the Company's proxy statement and proxy is received by the Company after February 27, 2002, then management named in the Company's proxy form for the 2002 annual meeting will have discretionary authority to vote shares represented by such proxies on the shareholder proposal, if presented at the meeting, without including information about the proposal in the Company's proxy materials.


                                       Philip Sean Lafleur
                                       Chairman of the Board

Eden Prairie, Minnesota
November 28, 2001

                                 Net4Music Inc.
                                 SPECIAL MEETING

                          Wednesday, December 19, 2001
                                   10:00 a.m.

                            Pipestone Conference Room
                        13th Floor, International Centre
                             900 Second Avenue South
                             Minneapolis, Minnesota

                                 Parking Garage
                On 2nd Avenue South between 9th and 10th Streets













Net4Music Inc.
6210 Bury Drive, Eden Prairie, Minnesota 55346                             PROXY

This proxy is solicited by the Board of Directors for use at the Special Meeting on December 19, 2001.

The shares of stock you hold in your account or in a dividend reinvestment account will be voted as you specify below.

If no choice is specified, the proxy will be voted "FOR" Item 1.

By signing the proxy, you revoke all prior proxies and appoint Philip Sean Lafleur and Barbara S. Remley, and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.



                    See reverse side for voting instructions

                        \/     PLEASE DETACH HERE     \/




               The Board of Directors Recommends a Vote FOR Item 1



1. Ratify and approve private sale by Net4Music of up to 2,341,592 shares of
   Common Stock.         [  ]    FOR       [  ]    AGAINST      [   ]    ABSTAIN


2. In their discretion, the appointed proxies are authorized to vote upon such other business as may properly come before the meeting.


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.

Address Change?  Mark Box [   ]              Date ________________________, 2001
Indicate changes below:



                                             [                                 ]

                                             SIGNATURE(S) IN BOX
                                             Please sign exactly as your name(s)
                                             appear on Proxy. If held in joint
                                             tenancy, all persons must sign.
                                             Trustees, administrators, etc.,
                                             should include title and authority.
                                             Corporations should provide full
                                             name of corporation and title of
                                             authorized officer signing the
                                             proxy.